___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2017

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 48th Floor Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2018, the Board of Directors (“Board”) of Equus Total Return, Inc. (“Equus” or the “Company”) expanded the number of directorships to five and appointed Kenneth I. Denos to fill the vacancy on the Board. A summary of Mr. Denos’ business background and experience is as follows:

Kenneth I. Denos. Mr. Denos, age 49, has served as Secretary of the Company since 2010 and as Chief Compliance Officer of the Company since July 2011. He has been the President of Kenneth I. Denos, P.C. since January 2000; he has also previously served as General Counsel for, and as a director of, two London Stock Exchange traded firms: Tersus Energy plc (LSE: TER) and Healthcare Enterprise Group plc (LSE: HCEG). He is presently a non-executive director of E-Home Solutions, Inc. (marketer of smart home products and services) since July 2015; and the CEO of Fuelstream, Inc. (fuel reseller) since September 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on June 28, 2017 (“Annual Meeting”), the stockholders of the Company voted on three proposals which are described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 1, 2017: (i) to elect four director nominees, each for a term of one year (“Proposal 1”), (ii) to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ended December 31, 2017 (“Proposal 2”), and (iii) to approve on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2016 (“Proposal 3”).

The number of shares present at the Annual Meeting in person or by proxy was 11,997,547, or 88.73% of shares outstanding.

A voting report was produced by a representative of Mackenzie Partners, Inc., serving as Inspector of Elections for the Annual Meeting, certifying the following results:

Proposal 1 (election of directors):

Board of Directors Nominees	For	Withheld	Broker Non-Votes
Fraser Atkinson	8,444,022	1,128,040	2,422,485
Henry W. Hankinson	8,359,698	1,212,364	2,422,485
John A. Hardy	8,369,608	1,202,454	2,422,485
Robert L. Knauss	8,441,523	1,130,539	2,422,485

There were no votes against or abstained with respect to any director nominee.

Proposal 2 (ratification of auditors):

For	Against	Abstained	Broker Non-Votes
10,796,341	677,274	520,932	0

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Proposal 3 (non-binding approval of executive compensation in 2016):

For	Against	Abstained	Broker Non-Votes
8,491,582	905,004	175,474	2,422,487

Brokers did not have discretionary voting authority on Proposals 1 and 3.

Item 8.01 Other Events.

On June 30, 2017, the Company issued a press release announcing the results of the appointment of a director described in Item 5.02 above, as well as the Annual Meeting described in Item 5.07 above. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1       Press release issued on June 30, 2017 by Equus Total Return, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: June 30, 2017	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary